UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2004

                                IPIX CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                 000-26363                52-2213841
            --------                 ---------                ----------
        (State or other             (Commission             (IRS Employer
  jurisdiction of incorporation)    File Number)        Identification Number)


    3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA                 94583
 ------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (925) 242-4002
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On October 1, 2004, the license agreement dated January 12, 2001 (the "License Agreement") between IPIX Corporation (the "Company") and Homestore Virtual Tours, Inc. ("Homestore") was terminated. Under the License Agreement, Homestore had the exclusive right to sell the Company's virtual tour technology to the U.S. residential real estate market and was required to pay the Company a royalty for each virtual tour sold. A copy of the license agreement was filed as
Exhibit 10.16 to the Company's quarterly report on Form 10-K filed with the Securities and Exchange Commission on April 2, 2001 (File No. 000-26363). As a result of the termination, Homestore no longer has the exclusive right to sell the Company's virtual tour technology to the U.S. residential real estate market, and the Company may sell, or license another third party to sell, its virtual tour technology into this market. IPIX and Homestore mutually released each other from any further obligations under the License Agreement.

ITEM 8.01.  OTHER EVENTS.

     In a press release issued on October 5, 2004, IPIX and Homestore announced their agreement to jointly market the Company's virtual tour photography solution, the IPIX Interactive Studio, directly to the U.S. residential real estate market. IPIX also granted Homestore a license to the IPIX Wizard software and IPIX image viewer software to support IPIX real estate Keys sold by Homestore. A copy of the Company's press release is attached hereto as Exhibit 99.1.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     Furnished as Exhibit 99.1 is a copy of the Company's press release issued on October 5, 2004.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IPIX CORPORATION



Dated:  October 5, 2004                     /s/  Paul Farmer
                                            ------------------------
                                            Paul Farmer
                                            Chief Financial Officer




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